EXHIBIT 32.2

CFO CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 (18 U.S.C. SECTION 1350)

In connection with Form 10-Q of POZEN Inc. (the “Company”) , as filed with the Securities and Exchange Commission (the “Report”), I, William L. Hodges, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 8, 2008
/s/ William L. Hodges
William L. Hodges
Chief Financial Officer